SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                 [GRAPHIC OMITTED]

                                    Sovereign
                                 U.S. Government
                                   Income Fund

                                NOVEMBER 30, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Managment Firm

                    ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 have been anything but dull. Bond investors have enjoyed the benefits of a strong economy with no inflation. Stock investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                        BY BARRY EVANS, PORTFOLIO MANAGER

               John Hancock Sovereign U.S. Government Income Fund

           Low inflation and shrinking deficit boost U.S. bond prices

A number of events set the stage for strong performance in the U.S. bond market this past summer and fall. Inflation hovered around 2% and seemed likely to stay in check. Even as economic growth was strong, commodity prices weakened and the dollar strengthened compared to foreign currencies. Tax revenues also came in higher than anticipated in 1997, helping to shrink the government's deficit and lower issuance of U.S. Treasury bonds. As the Asian currency and credit crisis spread, many investors moved into U.S. government bonds, which offered higher yields than some other Western industrialized nations.

      All these forces caused bond yields to fall and prices to rise. Long-term bonds were the biggest gainers with yields on 10-year Treasuries dropping to 5.87%, down from 6.66% on May 31, 1997. Long-term yields reacted to lower inflation expectations, while yields on short-term bonds stalled once it became clear the Federal Reserve had no plans to lower short-term interest rates.

      In this environment, John Hancock Sovereign U.S. Government Income Fund fared well. For the six months ended November 30, 1997, the Fund's Class A and Class B shares had total returns of 6.65% and 6.28%, respectively, at net asset value. By comparison, the average general U.S. government income fund had a total

"Interest-sensitive U.S. Treasuries turned in the best performance..."

[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads:Barry Evans (seated) and Fund management team members: Roger Hamilton (center) and Seth Robbins."]

================================================================================

           John Hancock Funds - Sovereign U.S. Government Income Fund

--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION

[Pie chart with the heading `Portfolio Diversification" at top of left hand column. The chart is divided into three sections. Going from top left to right:
U.S. Treasuries 47%, U.S. Government Agencies 41%, Short-Term Investments & Other 2%. Footnote below reads: "As a percentage of net assets on November 30, 1997."]

As a percentage of net assets on November 30, 1997
--------------------------------------------------------------------------------

return of 6.44%, according to Lipper Analytical Services, Inc.1 During the same period, the Lehman Brothers Government Bond Index returned 6.87%. For longer-term Fund performance information, please see pages six and seven.

Cutting "spread," adding Treasuries

Interest-sensitive U.S. Treasuries turned in the best performance for the period with the Lehman Brothers Treasury Index returning 6.90%. By contrast, "spread" securities -- including mortgage bonds and U.S. government agencies -- did not do quite as well. "Spread" securities offer investors a yield advantage over Treasuries to compensate them for taking on additional risk. Mortgage bonds in particular carry prepayment risk -- or the risk that homeowners will prepay their mortgages before they're due so they can refinance at lower rates. When interest rates are falling, these added risks cause "spread" securities to lag Treasuries.

      During the period, we repositioned the Fund to make it more sensitive to falling interest rates. In July, we extended the Fund's duration to 5.4 years, up from 5.0 years. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. At the time, we lengthened duration to offset the possibility that the durations on our mortgage bonds would shorten as prepayment fears increased. Unfortunately, a strong employment report in early August sent interest rates higher for a few weeks, forcing us to shorten duration temporarily. By month's end, it was back at 5.4 years.

      In July, we also began to cut our stake in "spread" securities. We lightened up on traditional, fixed-rate mortgage bonds, particularly those with the highest prepayment risk. In October, when we were fully convinced that interest rates were coming down, we sold more of these traditional mortgage bonds, as well as some longer-term collateralized mortgage obligations (CMOs) and callable U.S. government agencies. CMOs take the cash flows from mortgage pools and separate them into different classes with varied maturities and prepayment risk. We owned mainly CMOs that are less sensitive to prepayments. When interest rates are falling, they tend to do better than traditional mortgage bonds, but still lag Treasuries. We sold some of these CMOs, but kept a healthy chunk. At the end of November, we had 45% of our investments in mortgages, down from 65% at the end of May. We also halved our stake in other U.S. government agency bonds to 6%, selling mostly long callable bonds. Like mortgage bonds, these securities run the risk of being "called" or paid off when the issuer can save money by refinancing at a lower rate.

      We added longer-term Treasuries with maturities over 10 years. By the end of November, the Fund had 39% of its assets in Treasury bonds, up

"...we repositioned the Fund to make it more sensitive to falling interest rates."

================================================================================

           John Hancock Funds - Sovereign U.S. Government Income Fund

--------------------------------------------------------------------------------

FUND PERFORMANCE
For the six months ended November 30, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended November 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 6.65% total return for the John Hancock Sovereign U.S. Government Income Fund:
Class A. The second represents the 6.28% total return for John Hancock Sovereign U.S. Government Income Fund: Class B. The third represents the 6.44% total return for the average general U.S. government income fund. A footnote below reads: "Total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper Analytical Services, Inc. (1) See following two pages for historical performance information.]

Total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

from 19% at the end of May. We also put some money in short-term securities with maturities under one year. This gave the Fund more of a barbell structure -- with investments at either end of the maturity spectrum. The barbell structure tends to do better than any other when interest rates are falling.

Positive prospects

Going forward, we plan to keep a slightly longer-than-average duration, a light stake in mortgages, and a barbell structure. We're staying put because we believe interest rates will probably decline a bit more and the economy will eventually grow at a more moderate pace. As long as interest rates are falling, prepayment risk will continue to be a concern and mortgage bonds will continue to lag Treasuries. Only when the market reaches a trading range, where yields are bouncing around in the same area, would we add to our mortgage stake.

      There's also a possibility that the U.S. economy could stay strong longer than we think. A lot depends on how long the Asian crisis takes to play out and what kind of effect it has on markets like ours. To determine the economy's direction, we'll keep a close eye on retail sales and the purchasing managers' survey, as well as the Japanese economy. Even if the U.S. economy stays strong longer than we think, we believe it will be temporary and that interest rates will eventually head back down.

      While the bond market would benefit from falling interest rates, there are other reasons to expect the good times to continue. Continued strong tax revenues would again lower the deficit and shrink Treasury issuance. Inflation expectations are low, and usually don't change quickly. Plus, the United States offers strong prospects compared to other foreign markets. A stable democracy, healthy economic growth, and low inflation are all attractions, as are bond yields that are higher than some other Western industrialized nations. Taking these factors into consideration, we're optimistic about the bond market's future.

"...we believe interest rates will probably decline a bit more ..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

           John Hancock Funds - Sovereign U.S. Government Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                                      SINCE
                                             ONE         FIVE       INCEPTION
                                             YEAR        YEARS       (1/3/92)
                                           ---------   ---------    ---------
Cumulative Total Returns                     3.84%       27.42%      34.95%
Average Annual Total Returns                 3.84%        4.97%       5.36%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                             ONE         FIVE          TEN
                                             YEAR        YEARS        YEARS
                                           ---------   ---------    ---------
Cumulative Total Returns                     3.10%       28.41%      125.82%
Average Annual Total Returns                 3.10%        5.13%        8.49%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1997
                                                                  SEC 30-DAY
                                                                     YIELD
                                                                --------------
John Hancock Sovereign U.S. Government Income Fund:
   Class A                                                           5.10%
John Hancock Sovereign U.S. Government Income Fund:
   Class B                                                           4.63%

================================================================================

           John Hancock Funds - Sovereign U.S. Government Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index -- an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. government agency bonds. Past performance is not indicative of future results.

Sovereign U.S. Government Fund
Class A shares

[Line chart with the heading Sovereign U.S. Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government Bond Index and is equal to $14,458 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund on January 3, 1992, before sales charge, and is equal to $14,428 as of November 30, 1997. The third line represents the Sovereign U.S. Government Fund, after sales charge, and is equal to $13,779 as of November 30, 1997.]

Sovereign U.S. Government Fund
Class B shares

[Line chart with the heading Sovereign U.S. Government Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of theLehman Government Bond Index and is equal to $22,588 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund, before sales charge, on May 31, 1987, and is equal to $22,246 as of November 30, 1997.]

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Sovereign U.S. Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
  United State government and agencies securities
   (cost - $372,542,209) ......................................    $382,647,618
  Joint repurchase agreement (cost - $1,763,000) ..............       1,763,000
  Corporate savings account ...................................             961
                                                                  -------------
                                                                    384,411,579
  Receivable for investments sold .............................         630,613
  Receivable for shares sold ..................................          16,994
  Interest receivable .........................................       4,791,103
  Other assets ................................................          33,978
                                                                  -------------
                    Total Assets ..............................     389,884,267
                    -----------------------------------------------------------

Liabilities:
  Payable for shares repurchased ..............................          72,091
  Dividend payable ............................................         331,073
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ....................................         357,447
  Accounts payable and accrued expenses .......................          92,448
                                                                  -------------
                    Total Liabilities .........................         853,059
                    -----------------------------------------------------------

Net Assets:
  Capital paid-in .............................................     426,269,564
  Accumulated net realized loss on investments and
   financial future contracts .................................     (47,127,839)
  Net unrealized appreciation of investments and
   financial future contracts .................................      10,104,399
  Distributions in excess of net investment income ............        (214,916)
                                                                  -------------
                    Net Assets ................................    $389,031,208
                    ===========================================================

Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $300,091,679/30,403,598 ...........................           $9.87
  =============================================================================
  Class B - $88,939,529/9,010,852 .............................           $9.87
  =============================================================================

Maximum Offering Price Per Share*
  Class A - ($9.87 x 104.71%) .................................          $10.34
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

Statement of Operations
Six months ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ....................................................     $15,176,849
                                                                  -------------
  Expenses:
   Investment management fee - Note B .........................         992,001
   Distribution and service fee - Note B
     Class A ..................................................         454,964
     Class B ..................................................         463,406
   Transfer agent fee - Note B ................................         547,820
   Custodian fee ..............................................          50,260
   Financial services fee - Note B ............................          35,423
   Auditing fee ...............................................          26,164
   Printing ...................................................          19,251
   Registration and filing fees ...............................          17,117
   Trustees' fees .............................................          13,216
   Miscellaneous ..............................................           3,440
   Legal fees .................................................           3,382
                                                                  -------------
                    Total Expenses ............................       2,626,444
                    -----------------------------------------------------------
                    Net Investment Income .....................      12,550,405
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Future Contracts:
  Net realized gain on investments sold .......................       2,775,781
  Net realized loss on financial futures contracts ............        (209,906)
  Change in net unrealized appreciation/depreciation
   of investments .............................................       9,914,370
  Change in net unrealized appreciation/depreciation
   of financial futures contracts .............................          64,531
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts ...............      12,544,776
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $25,095,181
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Sovereign U.S. Government Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 PERIOD FROM       SIX MONTHS ENDED
                                                                             YEAR ENDED       NOVEMBER 1, 1996 TO  NOVEMBER 30, 1997
                                                                          OCTOBER 31, 1996       MAY 31, 1997(1)      (UNAUDITED)
                                                                         ------------------   -------------------  -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...............................................      $30,058,671          $15,884,675        $12,550,405
  Net realized gain (loss) on investments sold and financial
   futures contracts ..................................................       (2,404,490)            (870,868)         2,565,875
  Change in net unrealized appreciation/depreciation of
   investments and financial futures contracts ........................      (10,781,489)          (7,225,543)         9,978,901
                                                                            ------------         ------------       ------------
  Net Increase in Net Assets Resulting from Operations ................       16,872,692            7,788,264         25,095,181
                                                                            ------------         ------------       ------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.6445, $0.3584, and $0.3116 per share, respectively) ..      (22,888,998)         (11,731,116)        (9,889,229)
   Class B - ($0.5788, $0.3201, and $0.2784 per share, respectively) ..       (7,168,399)          (3,452,330)        (2,723,467)
  Distributions from capital paid-in
   Class A - (none, $0.0148, and none per share, respectively) ........               --             (483,787)                --
   Class B - (none, $0.0143, and none per share, respectively) ........               --             (154,046)                --
                                                                            ------------         ------------       ------------
      Total Distributions to Shareholders .............................      (30,057,397)         (15,821,279)       (12,612,696)
                                                                            ------------         ------------       ------------
From Fund Share Transactions - Net:* ..................................      (46,215,732)         (35,417,657)       (22,389,900)
                                                                            ------------         ------------       ------------
Net Assets:
  Beginning of period .................................................      501,789,732          442,389,295        398,938,623
                                                                            ------------         ------------       ------------
  End of period (including distributions in excess of net
   investment income of $80,915, $152,625,
   and $214,916, respectively) ........................................     $442,389,295         $398,938,623       $389,031,208
                                                                            ============         ============       ============

* Analysis of Fund Share Transactions:

                                                                                 PERIOD FROM                SIX MONTHS ENDED
                                                      YEAR ENDED              NOVEMBER 1, 1996 TO           NOVEMBER 30, 1997
                                                   OCTOBER 31, 1996             MAY 31, 1997(1)                (UNAUDITED)
                                               -----------------------      -----------------------     -------------------------
                                                 SHARES       AMOUNT          SHARES       AMOUNT         SHARES         AMOUNT
                                               ---------    ----------      ---------    ----------     ----------     ----------
CLASS A
   Shares sold ..........................      2,701,311    $26,773,125       710,972     $6,795,126       734,156     $7,167,807
   Shares issued to shareholders
     in reinvestment of distributions ...      1,861,397     18,201,055     1,011,535      9,744,947       791,302      7,742,487
                                               ---------    -----------     ---------    -----------     ---------    -----------
                                               4,562,708     44,974,180     1,722,507     16,540,073     1,525,458     14,910,294
   Less shares repurchased ..............     (7,742,610)   (76,053,085)   (3,949,720)   (38,081,860)   (2,764,014)   (26,934,428)
                                               ---------    -----------     ---------    -----------     ---------    -----------
   Net increase (decrease) ..............     (3,179,902)  ($31,078,905)   (2,227,213)  ($21,541,787)   (1,238,556)  ($12,024,134)
                                               =========    ===========     =========    ===========     =========    ===========

CLASS B
   Shares sold ..........................      1,137,893    $11,221,296       412,878     $4,053,805        306,68     $2,998,093
   Shares issued to shareholders
     in reinvestment of distributions ...        397,229      3,883,010       204,335      1,968,833       146,703      1,435,349
                                               ---------    -----------     ---------    -----------     ---------    -----------
                                               1,535,122     15,104,306       617,213      6,022,638       453,389      4,433,442
   Less shares repurchased ..............     (3,092,548)   (30,241,133)   (2,064,737)   (19,898,508)   (1,517,907)   (14,799,208)
                                               ---------    -----------     ---------    -----------     ---------    -----------
   Net decrease .........................     (1,557,426)  ($15,136,827)   (1,447,524)  ($13,875,870)   (1,064,518)  ($10,365,766)
                                               =========    ===========     =========    ===========     =========    ===========

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Sovereign U.S. Government Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------
                                                      1992(1)          1993         1994        1995        1996
                                                     -------------------------------------------------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........     $10.51         $10.29        $10.89       $9.24      $10.01
                                                     --------       --------      --------    --------    --------
   Net Investment Income .........................       0.64           0.68(2)       0.65        0.65        0.64(2)
   Net Realized and Unrealized Gain (Loss) on
     Investments and Financial Futures Contracts..      (0.22)          0.61         (1.34)       0.77       (0.26)
                                                     --------       --------      --------    --------    --------
       Total from Investment Operations ..........       0.42           1.29         (0.69)       1.42        0.38
                                                     --------       --------      --------    --------    --------

   Less Distributions:
     Dividends from Net Investment Income ........      (0.64)         (0.68)        (0.65)      (0.65)      (0.64)
     Distributions from Net Realized Gain on
       Investments Sold ..........................         --          (0.01)        (0.31)         --          --
     Distributions from Capital Paid-In ..........         --             --            --          --          --
                                                     --------       --------      --------    --------    --------
       Total Distributions .......................      (0.64)         (0.69)        (0.96)      (0.65)      (0.64)
                                                     --------       --------      --------    --------    --------
   Net Asset Value, End of Period ................     $10.29         $10.89         $9.24      $10.01       $9.75
                                                     ========       ========      ========    ========    ========
   Total Investment Return at Net Asset Value(3)..       5.33%(4)      12.89%        (6.66%)     15.90%       4.02%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......   $350,907       $375,416      $315,372    $370,966    $330,162
   Ratio of Expenses to Average Net Assets .......       1.06%(5)       1.30%         1.23%       1.17%       1.15%
   Ratio of Net Investment Income to Average
     Net Assets ..................................       7.11%(5)       6.47%         6.62%       6.76%       6.58%
   Portfolio Turnover Rate .......................        140%           273%          127%         94%        143%

                                                      PERIOD FROM         SIX MONTHS ENDED
                                                   NOVEMBER 1, 1996      NOVEMBER 30, 1997
                                                   TO MAY 31, 1997(6)       (UNAUDITED)
                                                   -----------------     -----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...........     $9.75                 $9.56
                                                     --------              --------
   Net Investment Income ..........................      0.37(2)               0.31(2)
   Net Realized and Unrealized Gain (Loss) on
     Investments and Financial Futures Contracts ..     (0.19)                 0.31
                                                     --------              --------
       Total from Investment Operations ...........      0.18                  0.62
                                                     --------              --------
   Less Distributions:
     Dividends from Net Investment Income .........     (0.36)                (0.31)
     Distributions from Net Realized Gain on
       Investments Sold ...........................        --                    --
     Distributions from Capital Paid-In ...........     (0.01)                   --
                                                     --------              --------
       Total Distributions ........................     (0.37)                (0.31)
                                                     --------              --------
   Net Asset Value, End of Period .................     $9.56                 $9.87
                                                     ========              ========
   Total Investment Return at Net Asset Value(3) ..      1.92%(4)              6.65%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .......  $302,589              $300,092
   Ratio of Expenses to Average Net Assets ........      1.17%(5)              1.16%(5)
   Ratio of Net Investment Income to Average
     Net Assets ...................................      6.69%(5)              6.49%(5)
   Portfolio Turnover Rate ........................        88%                   71%

The Financial Highlights summarize the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Sovereign U.S. Government Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------
                                                    1992(1)     1993          1994        1995       1996
                                                   -----------------------------------------------------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........    $10.29      $10.28        $10.88       $9.23      $10.00
                                                    --------    --------      --------    --------    --------
   Net Investment Income .........................      0.76        0.66(2)       0.61        0.60        0.58(2)
   Net Realized and Unrealized Gain (Loss)
     on Investments and Financial
     Futures Contracts ...........................        --        0.61         (1.34)       0.77       (0.26)
                                                    --------    --------      --------    --------    --------
       Total from Investment Operations ..........      0.76        1.27         (0.73)       1.37        0.32
                                                    --------    --------      --------    --------    --------
   Less Distributions:
     Dividends from Net Investment Income ........     (0.77)      (0.66)        (0.61)      (0.60)      (0.58)
     Distributions from Net Realized Gain on
      Investments Sold ...........................        --       (0.01)        (0.31)         --          --
     Distributions from Capital Paid-In ..........        --          --            --          --          --
                                                    --------    --------      --------    --------    --------
       Total Distributions .......................     (0.77)      (0.67)        (0.92)      (0.60)      (0.58)
                                                    --------    --------      --------    --------    --------
   Net Asset Value, End of Period ................    $10.28      $10.88         $9.23      $10.00       $9.74
                                                    ========    ========      ========    ========    ========
   Total Investment Return at Net Asset Value(3)..      7.58%      12.66%        (7.05%)     15.27%       3.33%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......  $197,032    $244,133      $196,899    $130,824    $112,228
   Ratio of Expenses to Average Net Assets .......      1.55%       1.51%         1.64%       1.72%       1.82%
   Ratio of Net Investment Income to Average
     Net Assets ..................................      7.35%       6.23%         6.19%       6.24%       5.91%
   Portfolio Turnover Rate .......................       140%        273%          127%         94%        143%

                                                      PERIOD FROM         SIX MONTHS ENDED
                                                   NOVEMBER 1, 1996      NOVEMBER 30, 1997
                                                   TO MAY 31, 1997(6)       (UNAUDITED)
                                                   -----------------     -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........     $9.74                  $9.56
                                                     -------                -------
   Net Investment Income .........................      0.33(2)                0.28(2)
   Net Realized and Unrealized Gain (Loss)
     on Investments and Financial
     Futures Contracts ...........................     (0.18)                  0.31
                                                     -------                -------
       Total from Investment Operations ..........      0.15                  (0.59)
                                                     -------                -------
   Less Distributions:
     Dividends from Net Investment Income ........     (0.32)                 (0.28)
     Distributions from Net Realized Gain on
      Investments Sold ...........................        --                     --
     Distributions from Capital Paid-In ..........     (0.01)                    --
                                                     -------                -------
       Total Distributions .......................     (0.33)                 (0.28)
                                                     -------                -------
   Net Asset Value, End of Period ................     $9.56                  $9.87
                                                     =======                =======
   Total Investment Return at Net Asset Value(3)..      1.61%(4)               6.28%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......   $96,349                $88,940
   Ratio of Expenses to Average Net Assets .......      1.86%(5)               1.85%(5)
   Ratio of Net Investment Income to Average
     Net Assets ..................................      5.99%(5)               5.80%(5)
   Portfolio Turnover Rate .......................        88%                    71%

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to November 30.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Sovereign U.S. Government Income Fund

Schedule of Investments
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Sovereign U.S. Government Income Fund on November 30, 1997. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                         PAR VALUE
                                                                          INTEREST         MATURITY         (000s           MARKET
ISSUER, DESCRIPTION                                                          RATE            DATE          OMITTED)         VALUE
-------------------                                                       ----------      ----------      ----------      ----------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (47.03%)
  United States Treasury,
   Bond ...........................................................          15.750%        11-15-01         $15,000     $20,165,625
   Bond ...........................................................          10.750         08-15-05          12,085      15,636,902
   Bond ...........................................................          12.750         11-15-10           6,000       8,532,180
   Bond ...........................................................          12.000         08-15-13          23,900      34,968,568
   Bond* ..........................................................           9.250         02-15-16          24,450      32,831,705
   Bond ...........................................................           8.125         08-15-19           2,015       2,491,991
   Bond ...........................................................           6.375         08-15-27          25,550      26,567,912
   Bond ...........................................................           6.125         11-15-27          10,350      10,466,438
   Note ...........................................................           9.125         05-15-99          10,500      10,983,945
   Note ...........................................................           8.500         02-15-00           6,000       6,329,040
   Note ...........................................................           5.875         09-30-02           9,000       9,005,580
   Note ...........................................................           5.750         10-31-02           5,000       4,978,900
                                                                                                                        ------------
                                                                                                                         182,958,786
                                                                                                                        ------------
Government - U.S. Agencies (51.33%)
  Federal Home Loan Bank,
   Bond ...........................................................           6.770         01-29-02           5,000       5,032,800
  Federal Home Loan Mortgage Corp.,
   15 Yr Pass Thru Ctf ............................................          10.500         02-01-03           3,781       3,913,877
   30 Yr Pass Thru Ctf ............................................           9.500         08-01-16          11,463      12,329,191
   CMO REMIC 34-C .................................................           9.000         11-15-19           4,464       4,599,058
   CMO REMIC 1142-H ...............................................           7.950         12-15-20          10,000      10,268,700
   CMO REMIC 1603-K ...............................................           6.500         10-15-23           5,000       4,884,350
   CMO REMIC 1608-L ...............................................           6.500         09-15-23           5,000       4,867,150
   CMO REMIC 1617-PM ..............................................           6.500         11-15-23          10,000       9,843,700
   CMO REMIC 1727-I ...............................................           6.500         05-15-24           5,000       4,840,600
   Deb ............................................................           6.875         11-22-06           5,000       5,060,150
  Federal National Mortgage Assn.,
   10 Yr Pass Thru Ctf ............................................           9.050         04-10-00          13,000      13,832,780
   10 Yr Pass Thru Ctf ............................................           8.900         06-12-00           5,000       5,305,450
   15 Yr Pass Thru Ctf ............................................           9.000         02-01-10           6,031       6,312,085
   15 Yr Pass Thru Ctf ............................................           7.500         07-01-11           4,252       4,355,550
   CMO REMIC 1989-78-G ............................................           9.050         12-25-18           5,296       5,404,842
   CMO REMIC 1991-76-M ............................................           9.000         07-25-06           1,859       1,870,172
   CMO REMIC 1994-60-PJ ...........................................           7.000         04-25-24           6,100       6,122,875
   CMO REMIC 1994-75-K ............................................           7.000         04-25-24           3,100       3,145,508

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                                                                                         PAR VALUE
                                                                          INTEREST         MATURITY         (000s           MARKET
ISSUER, DESCRIPTION                                                          RATE            DATE          OMITTED)         VALUE
-------------------                                                       ----------      ----------      ----------      ----------
Government - U.S. Agencies (continued)
   CMO REMIC 1996-28-PK ...............................................       6.500%        07-25-25          $7,589      $7,318,893
   CMO REMIC G-8-E ....................................................       9.000         04-25-21           5,967       6,428,952
   CMO REMIC X-225C-TK ................................................       6.500         12-25-23           5,032       4,932,920
   Medium Term Note ...................................................       9.500         07-01-17           5,000       6,712,500
  Government National Mortgage Assn.,
   30 Yr Adjustable Rate Mortgage .....................................       6.875#        10-20-22 to       13,995      14,368,701
                                                                                            10-20-23
   30 Yr Pass Thru Ctf ................................................       7.500         01-15-23 to       17,725      18,141,017
                                                                                            02-15-26
   30 Yr Pass Thru Ctf ................................................       8.000         01-15-25           7,730       8,036,493
   30 Yr Pass Thru Ctf ................................................       9.000         08-15-16 to        8,270       8,967,266
                                                                                            12-15-17
  Small Business Administration,
   Pass Thru Ctf Ser 97-B .............................................       7.100         02-01-17           4,931       5,091,455
   Pass Thru Ctf Ser 97-D .............................................       7.500         04-01-17           4,929       5,151,129
   Pass Thru Ctf Ser 97-E .............................................       7.300         05-01-17           2,465       2,550,668
                                                                                                                        ------------
                                                                                                                         199,688,832
                                                                                                                        ------------
                                                          TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                                    (Cost $372,542,209)       (98.36%)   382,647,618
                                                                                                              -------   ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.45%)
  Investment in a joint repurchase agreement
   transaction with Swiss Bank Corp., Dated
   11-28-97, Due 12-1-97 (secured by U.S. Treasury
   Note, 7.75%, Due 12-31-99 and U.S. Treasury
   Bonds, 6.50% thru 11.25%, Due 2-15-15 thru 11-15-26) ...............       5.670                            1,763       1,763,000
                                                                                                                        ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company Daily Interest Savings
   Account Current Rate 4.950% ........................................                                                          961
                                                                                                                        ------------

                                                                            TOTAL SHORT-TERM INVESTMENTS       (0.45%)     1,763,961
                                                                                                              -------   ------------
                                                                                       TOTAL INVESTMENTS      (98.81%)  $384,411,579
                                                                                                              =======   ============

# Represents rate in effect on November 30, 1997.

* U.S. Treasury Bonds with a value of $36,927 owned by the Fund were designated as margin deposits for futures contracts as of November 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Sovereign U.S. Government Income Fund

(UNAUDITED)

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), and John Hancock Strategic Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, its agencies or instrumentalities.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $48,876,888 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 1998 -- $282,637, May 31, 2002 -- $16,549,431, May
31, 2003 -- $26,193,155, May 31, 2004 -- $3,597,046 and May 31, 2005
--$2,254,619. The Fund's tax year end is May 31. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Sovereign U.S. Government Income Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the period ended November 30, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At November 30, 1997 there was the following open position in financial futures contracts:

                                                           UNREALIZED
EXPIRATION   OPEN CONTRACTS          POSITION              DEPRECIATION
----------   --------------          --------              ------------
MAR 98       20 TREASURY NOTE           SHORT                    $3,750
                                                           ============

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Sovereign U.S. Government Income Fund

Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the period ended November 30, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

      John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended November 30, 1997, net sales charges received on sales of Class A shares of the Fund amounted to $102,389. Of this amount, $11,803 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $20,508 was paid as sales commissions to unrelated broker-dealers and $70,078 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1997 the contingent deferred sales charges received by JH Funds amounted to $105,361.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Sovereign U.S. Government Income Fund

assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,740.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended November 30, 1997 aggregated $274,162,294 and $296,791,806, respectively.

      The cost of investments owned at November 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $374,305,209. Gross unrealized appreciation and depreciation of investments aggregated $10,890,156 and $784,747, respectively, resulting in net unrealized appreciation of $10,105,409.

=====================================NOTES======================================

           John Hancock Funds - Sovereign U.S. Government Income Fund

=====================================NOTES======================================

           John Hancock Funds - Sovereign U.S. Government Income Fund

================================================================================

                                                              ----------------
       JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Managment Firm                       U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                     020SA 11/97
                                                                            1/98

                                SEMIANNUAL REPORT

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Strategic
                                   Income Fund

                                NOVEMBER 30, 1997

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                    ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 have been anything but dull. Bond investors have enjoyed the benefits of a strong economy with no inflation. Stock investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

                                  John Hancock
                              Strategic Income Fund

         U.S. Treasury bonds rally, while emerging-market bonds stumble

There was good news and bad news for the global bond markets during the past six months. The good news was that absent inflationary pressures, U.S. interest rates fell steadily and U.S. Treasury bonds staged an impressive rally. The U.S. high-yield corporate market -- made up of companies with below-investment-grade credit ratings -- also performed well. The continued strength of the nation's economy translated into improving earnings and cash flows for many high-yield companies. Furthermore, the demand for high-yield bonds was exceptionally strong throughout the period.

   Outside the U.S. the news was mixed. Government bonds issued by so-called "dollar bloc" countries --including Canada and New Zealand -- enjoyed gains as intermediate- and long-term interest rates in their respective countries declined. Many European bonds posted gains when yields were forced lower as the continent struggled to meet the economic and fiscal conditions required to join the European Economic and Monetary Union. Meanwhile, debt issued by companies and governments in less developed emerging markets experienced a cruel twist of fate. After soaring and leading their global counterparts throughout the summer, emerging-market bonds suffered a serious jolt in the fall. In light of currency and economic instability in Southeast Asia, investors punished nearly every emerging market by withdrawing their investment dollars and seeking "safe havens" elsewhere.

Performance review

Against a mixed and changing backdrop, we're pleased with John Hancock Strategic Income

"...U.S. interest rates fell steadily..."

[A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: Fred Cavanaugh (left) and Fund management team members (l-r): Linda Carter, Jamie Kellogg and Arthur Calavritinos."]

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
TOP FIVE BOND SECTORS

[Chart with heading "Top Five Bond Sectors" at top left hand column. The chart lists five sectors: 1) U.S. Treasury & Government Agencies 21%, 2) Telecommunications 15%, 3) Foreign Governments 10%, 4) Media 8%, 5) Leisure 7%. Footnote below states "As a percentage of net assets on November 30, 1997."]

--------------------------------------------------------------------------------

Fund's performance. For the six-month period ended November 30, 1997, the Fund's Class A and Class B shares posted total returns of 7.15% and 6.78%, respectively, at net asset value. Those returns outpaced the average multi-sector income fund, which returned 5.06% for the same six-month period, according to Lipper Analytical Services, Inc.(1) Please see pages six and seven for longer-term performance information.

   As you know, the Fund seeks to attain a high level of current income, with relative price stability, through a flexible investment strategy that allows us to invest in three broad categories - higher-yielding, lower-rated corporate bonds; foreign bonds; and U.S. government bonds. The primary reason for our better-than-average performance was our relatively large stake in high-yield corporate bonds, which outperformed everything but longer-term U.S. government securities. Among the Fund's top performers in this area were our media and telecommunications holdings. Capstar Broadcasting Partners benefited from consolidation in the radio industry and better advertising revenues, while telecommunications leader Nextel Communications continued to benefit from rising subscriber growth. That said, we had a few small positions that turned out to be laggards during the period. U.K.-based telecommunications provider Ionica stumbled on questions about the company's subscriber growth and the quality of its technology. With the cloud of uncertainty hanging over emerging markets, Brazilian telecommunications concern Globo Communicacoes also faltered.

Strategic changes

Throughout the period, we reduced our foreign bond holdings to 30% of investments at the end of the period from 37% six months earlier. Part of that reduction came from selling about half of our stake in Canadian bonds. As Canadian interest rates dropped, we enjoyed solid performance from these holdings. But given our view that most of their gains were behind them, we cut back our holdings. We also made some adjustments in our emerging-market holdings. Our stake in emerging-market corporate and government bonds stood at about 19% in early June, which proved rewarding when these bonds enjoyed impressive gains throughout the summer. But by early October, we became concerned that currency problems experienced earlier by Thailand in mid-summer could bode ominously for other emerging markets. In light of our concerns, we sold many of our government holdings, reducing our emerging markets position to 14% of investments by mid-October. While this helped us sidestep some of the wreckage from problems that surfaced in Southeast Asia during the last week of October, we

"Throughout the period, we reduced our foreign bond holdings..."

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment" the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Nextel Communications" followed by an up arrow and the phrase "Cellular/paging/dispatch device demand grows". The second listing is "Capstar Broadcasting Partners" followed by an up arrow and the phrase "Rising radio advertising revenues". The third listing is "Globo Communicacoes." followed by a down arrow and the phrase "Tarnished by cloud over emerging-market bonds". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------

FUND PERFORMANCE
For the six months ended November 30, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1997." The chart is scaled in increments of 2% from top to bottom with 8% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 7.15% total return for John Hancock Strategic Income Fund: Class A. The second represents the 6.78% total return for John Hancock Strategic Income Fund:
Class B. The third represents the 5.06% total return for the average multi-sector income fund. Footnote below reads: "Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information.]

Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

were unable to sell some securities at prices we thought were reasonable.

   To help mitigate the effects of further turmoil, we bought U.S. Treasury futures, because it's our view that another round of currency turmoil is likely. That, in turn, could incite a further flight to quality, with the U.S. Treasury market as the prime beneficiary. Under that scenario, the prices of our futures contracts could rise and offset some potential losses in our remaining emerging-market holdings. We also increased our position in U.S. Treasury bonds to roughly 16% of investments by the end of the period. In addition to U.S. bonds' holding "safe-haven" status, U.S. interest rates are high compared to the rest of the world. We believe there's a good chance that the U.S. economy could start to slow in 1998, so interest rates could fall further and bonds could continue to rally.

   As far as Europe goes, we maintained our focus on U.K. bonds, which we think offer both attractive yields and the potential for price appreciation as interest rates in that country fall. Meanwhile, we continued to avoid the rest of Western Europe based on the uncertainty surrounding the move towards a unified European currency.

Outlook

In our view, 1998 is shaping up to be an interesting year for global bonds. We believe that there could be continued volatility arising from further currency problems in emerging markets. As a result, we're likely to keep our stake there relatively low until we think that the currency crises are behind us. Furthermore, there's a good chance that recent and future devaluations of emerging-market currencies will be the catalyst for slower worldwide economic growth. Even though we expect the U.S. economy to slow as well, we believe our economy will remain in positive territory. Our view is that high-yield U.S. corporate bonds could post solid performance again next year. Granted, we don't expect to see a lot of capital appreciation from high-yield bonds, and expect that most of their total return will be generated from their interest payments. Against a slower economic backdrop in the United States, we also believe interest rates could continue to decline.

"...1998 is shaping up to be an interesting year for global bonds."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                           A LOOK AT FUND PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to September 28, 1989, different sales charge schedules were in effect for Class A shares and are not reflected in the performance information.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                             ONE         FIVE          TEN
                                             YEAR        YEARS        YEARS
                                           ---------   ---------    ---------
Cumulative Total Returns                     10.66%     55.85%        130.27%
Average Annual Total Returns                 10.66%      9.28%          8.70%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997
                                                                       SINCE
                                                      ONE            INCEPTION
                                                      YEAR           (10/4/93)
                                                   -----------      -----------
Cumulative Total Returns                             10.08%            41.24%
Average Annual Total Returns                         10.08%             9.04%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1997
                                                                  SEC 30-DAY
                                                                     YIELD
                                                                --------------
John Hancock Strategic Income Fund: Class A                           7.50%
John Hancock Strategic Income Fund: Class B                           7.15%

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds. Past performance is not indicative of future results.

Strategic Income Fund
Class A shares

[Line chart with the heading Strategic Income Fund :Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $24,585 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund on May 30, 1987, before sales charge, and is equal to $24,081 as of November 30, 1997. The third line represents the Strategic Income Fund, after sales charge, and is equal to $22,998 as of November 30, 1997.]

Strategic Income Fund
Class B shares

[Line chart with the heading Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Strategic Income Fund, before sales charge, and is equal to $14,367 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund, after sales charge, on October 4, 1993, and is equal to $14,167 as of November 30, 1997. The third line represents the value of the Lehman Government/Corporate Bond Index, and is equal to $12,823 as of November 30, 1997.]

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Bonds (cost - $725,992,141) ...............................     $740,623,867
   Common and preferred stocks and warrants
     (cost - $56,495,485) ....................................       67,758,612
   Joint repurchase agreement (cost - $1,371,000) ............        1,371,000
   Corporate savings account .................................           58,611
                                                                  -------------
                                                                    809,812,090
  Foreign currency, at value (cost - $3,243,730) .............        3,234,821
  Receivable for investments sold ............................       39,888,363
  Receivable for shares sold .................................        1,850,669
  Receivable for foreign currency exchange contracts
   purchased - Note A ........................................          104,941
  Receivable for foreign currency exchange contracts
   sold - Note A .............................................        2,505,271
  Dividends receivable .......................................           88,945
  Interest receivable ........................................       14,685,027
  Tax reclaim receivable .....................................              617
  Receivable for variation margin - Note A ...................          100,000
  Other assets ...............................................           20,576
                                                                  -------------
                    Total Assets .............................      872,291,320
                    -----------------------------------------------------------

Liabilities:
  Payable for investments purchased ..........................       43,094,283
  Payable for foreign currency exchange contracts
   sold - Note A .............................................        1,716,028
  Payable for shares repurchased .............................          328,419
  Dividend payable ...........................................          822,269
  Payable to John Hancock Advisers, Inc. .....................
   and affiliates - Note B ...................................          499,066
  Accounts payable and accrued expenses ......................          176,700
                                                                  -------------
                    Total Liabilities ........................       46,636,765
                    -----------------------------------------------------------

Net Assets:
  Capital paid-in ............................................      809,245,857
  Accumulated net realized loss on investments, foreign
   currency transactions and financial futures contracts .....      (17,646,181)
  Net unrealized appreciation of investments, foreign
   currency transactions and financial futures contracts .....       27,083,654
  Undistributed net investment income ........................        6,971,225
                                                                  -------------
                    Net Assets ...............................     $825,654,555
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
    unlimited number of shares authorized with no par value)
  Class A - $440,805,863/56,891,768 ..........................            $7.75
  =============================================================================
  Class B - $384,848,692/49,669,763 ..........................            $7.75
  =============================================================================

Maximum Offering Price Per Share*
  Class A - ($7.75 x 104.71%) ................................            $8.12
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest (net of foreign withholding taxes of $636) ..........    $34,714,205
  Dividends ....................................................      2,321,138
                                                                  -------------
                                                                     37,035,343
                                                                  -------------
  Expenses:
   Investment management fee - Note B ..........................      1,629,441
   Distribution and service fee - Note B
     Class A ...................................................        657,054
     Class B ...................................................      1,812,974
   Transfer agent fee - Note B .................................        575,073
   Custodian fee ...............................................        125,962
   Registration and filing fees ................................         74,005
   Financial services fee - Note B .............................         71,429
   Trustees' fees ..............................................         28,774
   Printing ....................................................         24,566
   Auditing fee ................................................         18,702
   Miscellaneous ...............................................          9,660
   Legal fees ..................................................          5,058
                                                                  -------------
                    Total  Expenses ............................      5,032,698
                    -----------------------------------------------------------
                    Net Investment Income ......................     32,002,645
                    -----------------------------------------------------------

Realized and Unrealized Gain on Investments,
Financial Futures Contracts and
Foreign Currency Transactions:
  Net realized gain on investments sold ........................      7,564,041
  Net realized gain on financial futures contracts .............        387,957
  Net realized gain on foreign currency transactions ...........      4,451,702
  Change in net unrealized appreciation/depreciation
   of investments ..............................................      6,835,841
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ............................        957,055
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments ........................     20,196,596
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................    $52,199,241
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                   SIX MONTHS ENDED
                                                                                              YEAR ENDED           NOVEMBER 30, 1997
                                                                                             MAY 31, 1997             (UNAUDITED)
                                                                                           ---------------         -----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .........................................................                 938,521              $32,002,645
   Net realized gain on investments sold, foreign
     currency transactions, and financial futures contracts ......................              12,369,401               12,403,700
   Change in net unrealized appreciation/depreciation
     of investments and foreign currency transactions ............................              11,444,907                7,792,896
                                                                                              ------------             ------------
   Net Increase in Net Assets
     Resulting from Operations ...................................................              78,752,829               52,199,241
                                                                                              ------------             ------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.6371 and $0.3181 per share, respectively) .....................             (33,759,527)             (18,216,962)
     Class B - ($0.5854 and $0.2913 per share, respectively) .....................             (21,178,937)             (13,785,683)
                                                                                              ------------             ------------
     Total Distributions to Shareholders .........................................             (54,938,464)             (32,002,645)
                                                                                              ------------             ------------
From Fund Share Transactions - Net:* .............................................             145,710,146               60,055,459
                                                                                              ------------             ------------
Net Assets:
   Beginning of period ...........................................................             575,877,989              745,402,500
                                                                                              ------------             ------------
   End of period (including undistributed net investment
     income of $6,971,225 and $6,971,225, respectively) ..........................            $745,402,500             $825,654,555
                                                                                              ============             ============

* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                        YEAR ENDED                          NOVEMBER 30, 1997
                                                                       MAY 31, 1996                            (UNAUDITED)
                                                             -------------------------------          -----------------------------
                                                               SHARES             AMOUNT               SHARES              AMOUNT
                                                             ----------         ------------          ---------         -----------
CLASS A
   Shares sold .....................................         25,714,330         $191,363,563          6,120,128         $47,474,785
   Shares issued to shareholders
     in reinvestment of distributions ..............          2,756,450           20,478,423          1,429,381          11,099,841
                                                             ----------         ------------          ---------         -----------
                                                             28,470,780          211,841,986          7,549,509          58,574,626
   Less shares repurchased .........................        (23,946,698)        (178,382,670)        (5,929,194)        (46,012,769)
                                                             ----------         ------------          ---------         -----------
   Net increase ....................................          4,524,082          $33,459,316          1,620,315         $12,561,857
                                                             ==========         ============          =========         ===========
CLASS B
   Shares sold .....................................         26,203,914         $194,709,218          9,511,004         $73,800,666
   Shares issued to shareholders
     in reinvestment of distributions ..............          1,314,586            9,776,167            807,633           6,274,396
                                                             ----------         ------------          ---------         -----------
                                                             27,518,500          204,485,385         10,318,637          80,075,062
   Less shares repurchased .........................        (12,396,576)         (92,234,555)        (4,197,132)        (32,581,460)
                                                             ----------         ------------          ---------         -----------
   Net increase ....................................         15,121,924         $112,250,830          6,121,505         $47,493,602
                                                             ==========         ============          =========         ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                       YEAR ENDED MAY 31,                 SIX MONTHS ENDED
                                            ------------------------------------------------------------  NOVEMBER 30, 1997
                                              1993        1994        1995        1996          1997        (UNAUDITED)
                                            --------    --------    --------    --------      --------      -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..     $7.78       $7.55       $7.17       $7.15         $7.27         $7.54
                                            --------    --------    --------    --------      --------      --------
   Net Investment Income .................      0.71        0.68        0.64        0.66(2)       0.64(2)       0.32(2)
   Net Realized and Unrealized Gain (Loss)
     on Investments, Foreign Currency
     Transactions and Financial
     Futures Contracts ...................     (0.22)      (0.33)      (0.02)       0.12          0.27          0.21
                                            --------    --------    --------    --------      --------      --------
   Total from Investment Operations ......      0.49        0.35        0.62        0.78          0.91          0.53
                                            --------    --------    --------    --------      --------      --------
   Less Distributions:
     Dividends from Net Investment Income      (0.72)      (0.58)      (0.55)      (0.66)        (0.64)        (0.32)
     Distributions in Excess of Net
       Investment Income .................        --       (0.05)         --          --            --            --
     Distributions from Capital Paid-In ..        --       (0.10)      (0.09)         --            --            --
                                            --------    --------    --------    --------      --------      --------
   Total Distributions ...................     (0.72)      (0.73)      (0.64)      (0.66)        (0.64)        (0.32)
                                            --------    --------    --------    --------      --------      --------
   Net Asset Value, End of Period ........     $7.55       $7.17       $7.15       $7.27         $7.54         $7.75
                                            ========    ========    ========    ========      ========      ========
   Total Investment Return at Net
     Asset Value (3) .....................      6.81%       4.54%       9.33%      11.37%        12.99%         7.15%(4)

Ratios and Supplemental Data
   Net Assets, End of Period
     (000s omitted) ......................  $262,137    $335,261    $327,876    $369,127      $416,916      $440,806
   Ratio of Expenses to Average Net
     Assets ..............................      1.58%       1.32%       1.09%       1.03%         1.00%         0.94%(5)
   Ratio of Net Investment Income to
     Average Net Assets ..................      9.63%       8.71%       9.24%       9.13%         8.61%         8.32%(5)
   Portfolio Turnover Rate ...............        97%         91%         55%         78%          132%           69%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment returns of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED MAY 31,         SIX MONTHS ENDED
                                                              PERIOD ENDED     ----------------------------------  NOVEMBER 30, 1997
                                                             MAY 31, 1994(1)     1995         1996         1997     (UNAUDITED)
                                                             ---------------   --------     --------     --------   ----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................    $7.58          $7.17        $7.15        $7.27       $7.54
                                                                 -------       --------     --------     --------    --------
   Net Investment Income ......................................     0.40           0.60(2)      0.61(2)      0.59        0.29(2)

   Net Realized and Unrealized Gain (Loss) on Investments,
     Foreign Currency Transactions and Financial Futures
       Contracts ..............................................    (0.41)         (0.02)        0.12         0.27        0.21
                                                                 -------       --------     --------     --------    --------
     Total from Investment Operations .........................    (0.01)          0.58         0.73         0.86        0.51
                                                                 -------       --------     --------     --------    --------
   Less Distributions:
   Dividends from Net Investment Income .......................    (0.32)         (0.52)       (0.61)       (0.59)      (0.29)
   Distributions in Excess of Net Investment Income ...........    (0.03)            --           --           --          --
   Distributions from Capital Paid-in .........................    (0.05)         (0.08)          --           --          --
                                                                 -------       --------     --------     --------    --------
     Total Distributions ......................................    (0.40)         (0.60)       (0.61)       (0.59)      (0.30)
                                                                 -------       --------     --------     --------    --------
   Net Asset Value, End of Period .............................    $7.17          $7.15        $7.27        $7.54       $7.75
                                                                 =======       ========     ========     ========    ========
   Total Investment Return at Net Asset Value (3) .............    (0.22%)(4)      8.58%       10.61%       12.21%       6.78%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................  $77,691       $134,527     $206,751     $328,487    $384,849
   Ratio of Expenses to Average Net Assets ....................     1.91%(5)       1.76%        1.73%        1.70%       1.64%(5)
   Ratio of Net Investment Income to Average Net Assets .......     8.12%(5)       8.55%        8.42%        7.90%       7.60%(5)
   Portfolio Turnover Rate ....................................       91%            55%          78%         132%         69%

(1) Class B shares commenced operations on October 4, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Schedule of Investments
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Strategic Income Fund on November 30, 1997. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                            PAR  VALUE
                                                                                         INTEREST   CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                                        RATE     RATING*   OMITTED)     VALUE
-------------------                                                                      --------  --------   --------    --------
BONDS
Advertising (1.05%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ..........................................................          9.375%    B1       $4,000     $4,230,000
  Universal Outdoor, Inc.,
   Sr Sub Note Ser B 10-15-06 ....................................................          9.750     B1        4,000      4,480,000
                                                                                                                         -----------
                                                                                                                           8,710,000
                                                                                                                         -----------
Aerospace (0.23%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) ....................................         10.910     BBB-      1,500      1,906,245
                                                                                                                         -----------
Agricultural Operations (0.37%)
  Iowa Select Farms L.P./ISF Finance Inc.,
   Sr Sub Note 12-01-05 (R) ......................................................         10.750     B3        3,000      3,041,250
                                                                                                                         -----------
Banks - Foreign (2.32%)
  International Bank for Reconstruction & Development,
   Sr Note (South Africa) 07-21-98 # .............................................         15.000     AAA      32,000      6,546,877
   Sr Note (New Zealand) 08-20-07 # ..............................................           Zero     AAA      15,000      4,789,372
  Landeskreditbank Baden - Wuerttemberg,
   Sub Note (Germany) 02-01-23 (Y) ...............................................          7.625     AAA       7,000      7,827,120
                                                                                                                         -----------
                                                                                                                          19,163,369
                                                                                                                         -----------
Banks - United States (0.29%)
  CSBI Capital Trust I,
   Sec Co. Gtd. Bond 06-06-27 (R) ................................................         11.750     B-        2,340      2,410,200
                                                                                                                         -----------
Beverages (0.25%)
  Pepsi-Gemex, S.A. de C.V.,
   Sr Note Ser B (Mexico) 03-30-04 (Y) ...........................................          9.750     BB        2,000      2,050,000
                                                                                                                         -----------
Building (0.12%)
  Koppers Industries, Inc.,
   Sr Sub Note 12-01-07 (R) ......................................................          9.875     B-        1,000      1,015,000
                                                                                                                         -----------
Chemicals (1.71%)
  AEP Industries, Inc.,
   Sr Sub Note 11-15-07 (R) ......................................................          9.875     B          4,000     4,040,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                            PAR  VALUE
                                                                                         INTEREST   CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                                        RATE     RATING*   OMITTED)     VALUE
-------------------                                                                      --------  --------   --------    --------
Chemicals (continued)
  OPP Petroquimica S.A.,
   Bond (Brazil) 10-29-04 (R), (Y) ................................................         11.000%    B+      $4,000     $3,720,000
  PCI Chemicals Canada, Inc.,
   Sr Sec Note (Canada) 10-15-07 (R), (Y) .........................................          9.250     B+       2,000      1,970,000
  Trikem S.A.,
   Bond (Brazil) 07-24-07 (R), (Y) ................................................         10.625     BB-      5,000      4,350,000
                                                                                                                         -----------
                                                                                                                          14,080,000
                                                                                                                         -----------
Computers (1.00%)
  Unisys Corp.,
   Sr Note 10-15-04 ...............................................................         11.750     B+       7,250      8,246,875
                                                                                                                         -----------
Containers (2.52%)
  Berry Plastics Corp.,
   Sr Sub Note 04-15-04 ...........................................................         12.250     BB       3,000      3,300,000
  Gaylord Container Corp.,
   Sr Sub Disc Deb 05-15-05 .......................................................         12.750     B-       6,000      6,465,000
  Riverwood International Corp.,
   Gtd Sr Sub Note 04-01-08 .......................................................         10.875     CCC+     6,000      5,880,000
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental Interest Cert) 04-01-02 ........................         12.250     B-       5,000      5,200,000
                                                                                                                         -----------
                                                                                                                          20,845,000
                                                                                                                         -----------
Diversified Operations (0.76%)
  Euramax International Plc,
   Sr Sub Note (United Kingdom) 10-01-06 (Y) ......................................         11.250     B        4,000      4,330,000
  Intertek Finance Plc,
   Sr Sub Note, Ser B (United Kingdom) 11-01-06 (Y) ...............................         10.250     B        1,850      1,937,875
                                                                                                                         -----------
                                                                                                                           6,267,875
                                                                                                                         -----------
Electronics (2.15%)
  Cablevision Systems Corp.,
   Sr Sub Deb 02-15-13 ............................................................          9.875     BB-      4,000      4,340,000
  Communications Instruments, Inc.,
   Sr Sub Note 09-15-04 (R) .......................................................         10.000     B-       1,500      1,492,500
  Fairchild Semiconductor Corp.,
   Sr Sub Note 03-15-07 ...........................................................         10.125     B        2,200      2,321,000
  Flextronics International Ltd.,
   Sr Sub Note 10-15-07 (R) .......................................................          8.750     B        5,000      4,975,000
  Teletrac, Inc.,
   Unit (Sr Note & Warrant) 08-01-07 (r) ..........................................         14.000     B-       2,000      2,070,000
  Viasystems, Inc.,
   Sr Sub Note 06-01-07 (R) .......................................................          9.750     B3       2,500      2,581,250
                                                                                                                         -----------
                                                                                                                          17,779,750
                                                                                                                         -----------
Energy (0.15%)
  AES China Generating Co. Ltd.,
   Note (China) 12-15-06 (Y) ......................................................         10.125     BB-      1,200      1,218,000
                                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                            PAR  VALUE
                                                                                      INTEREST   CREDIT       (000s        MARKET
ISSUER, DESCRIPTION                                                                     RATE     RATING*     OMITTED)      VALUE
-------------------                                                                   --------  --------     --------     --------
Finance (1.05%)
  AEI Holding Co.,
   Sr Note 11-15-07 (R) ......................................................          10.000%     B-        $2,500      $2,537,500
  CEI Citicorp Holdings,
   Bond (Argentina) 02-14-07 (R), (Y) ........................................           9.750      BB-        3,000       2,910,000
  Maxxam Group Holdings, Inc.,
   Sr Sec Note Ser B 08-01-03 ................................................          12.000      B3         3,000       3,240,000
                                                                                                                         -----------
                                                                                                                           8,687,500
                                                                                                                         -----------
Food (1.33%)
  Americold Corp.,
   Sr Sub Note 05-01-08 ......................................................          12.875      B-         4,000       4,920,000
  Archibald Candy Corp.,
   Sr Sec Note 07-01-04 ......................................................          10.250      B          2,000       2,095,000
  Arisco Produtos Alimenticios S.A.,
   Bond (Brazil) 05-22-05 (R), (Y) ...........................................          10.750      BB-        1,000         930,000
  Tom's Foods, Inc.,
   Sr Sec Note 11-01-04 (R) ..................................................          10.500      B          3,000       3,033,750
                                                                                                                         -----------
                                                                                                                          10,978,750
                                                                                                                         -----------
Glass Products (0.33%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico) 05-15-07 (R), (Y) ....................................          11.375      B+         2,500       2,712,500
                                                                                                                         -----------
Government - Foreign (10.13%)
  Australia, Commonwealth of,
   Government Bond (Australia) 07-15-05# .....................................           7.500      AAA       15,000      11,095,022
   Government Bond (Australia) 10-15-07# .....................................          10.000      AAA       21,000      18,303,778
  Canada, Government of,
   Global Bond (New Zealand) 10-03-07# .......................................           6.625      AA+       10,000       5,926,967
  Croatia, Republic of,
   Government Bond (Croatia) 02-27-02 (R), (Y) ...............................           7.000      BBB-       5,000       4,990,625
  New Zealand, Government of,
   Government Bond (New Zealand) 04-15-04# ...................................           8.000      AAA       10,000       6,537,612
   Treasury Bill (New Zealand ) 03-11-98# ....................................            Zero      AAA        6,000       3,629,117
  South Africa, Republic of,
   Government Bond (South Africa) 06-23-17 (Y) ...............................           8.500      Baa3       7,000       6,790,000
   Government Bond (South Africa) 10-17-06 (Y) ...............................           8.375      BB+        2,500       2,500,000
  United Kingdom of Great Britain Treasury Gilts
   Government Bond (United Kingdom) 07-16-07# ................................           8.500      Aaa        8,000      15,352,378
   Government Bond (United Kingdom) 11-06-01# ................................           7.000      Aaa        5,000       8,470,769
                                                                                                                         -----------
                                                                                                                          83,596,268
                                                                                                                         -----------
Government - U.S. (15.65%)
  United States Treasury,
   Bond 02-15-16*** ..........................................................           9.250      Aaa       11,000      14,770,910
   Bond 08-15-19 .............................................................           8.125      Aaa       41,500      51,323,880
   Bond 02-15-27 .............................................................           6.625      Aaa       15,000      16,061,700
   Note 08-15-05 .............................................................          10.750      Aaa       10,000      12,939,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                            PAR  VALUE
                                                                                         INTEREST   CREDIT     (000s       MARKET
ISSUER, DESCRIPTION                                                                        RATE     RATING*   OMITTED)     VALUE
-------------------                                                                      --------  --------   --------    --------
Government - U.S. (continued)
   Note 05-15-98 ...............................................................           9.000%    Aaa     $13,600     $13,810,392
   Note 05-15-01 ...............................................................           8.000     Aaa      19,000      20,255,710
                                                                                                                        ------------
                                                                                                                         129,161,692
                                                                                                                        ------------
Government - U.S. Agencies (5.00%)
  Federal Home Loan Mortgage Corp.,
   REMIC 44-E 11-15-19 .........................................................           9.000     AAA         791         824,090
  Federal National Mortgage Assn.,
   Global Bond (United Kingdom) 06-07-02## .....................................           6.875     Aaa       5,000       8,354,765
   Global Bond (Australia) 07-10-02## ..........................................           6.500     Aaa      10,000       7,006,707
   Global Bond (New Zealand) 09-26-00## ........................................           7.000     Aaa      10,000       6,095,710
   Global Bond (New Zealand) 06-20-02## ........................................           7.250     Aaa       7,000       4,404,588
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 05-15-26 ................................................           7.500     AAA      14,330      14,616,639
                                                                                                                        ------------
                                                                                                                          41,302,499
                                                                                                                        ------------
Leisure (7.06%)
  Casino America, Inc.,
   Sr Sec Note 08-01-03 ........................................................          12.500     B         5,000       5,418,750
  Cinemark USA, Inc.,
   Sr Sub Note Ser B 08-01-08 ..................................................           9.625     B         4,000       4,120,000
   Sr Sub Note Ser D 08-01-08 ..................................................           9.625     B2        1,000       1,030,000
  Eldorado Resorts LLC,
   Sr Sub Note 08-15-06 ........................................................          10.500     B1        4,000       4,370,000
  GB Property Funding Corp.,
   1st Mtg 01-15-04 ............................................................          10.875     CCC+      3,000       2,580,000
  Grand Casinos Inc.,
   Sr Note 10-15-04 (R) ........................................................           9.000     B+        3,000       2,935,014
  Hedstrom Corp.,
   Sr Sub Note 06-01-07 (R) ....................................................          10.000     B-        4,000       4,010,000
  Horseshoe Gaming LLC,
   Gtd Sr Sub Note Ser B 06-15-07 ..............................................           9.375     B3        2,500       2,578,125
  Mohegan Tribal Gaming Authority,
   Sr Sec Note Ser B 11-15-02 ..................................................          13.500     BB+       5,900       7,581,500
  Riddell Sports, Inc.,
   Gtd Sr Note 07-15-07 ........................................................          10.500     B2        4,000       4,120,000
  Showboat Marina Casino Partnership/Finance Corp.,
   1st Mtg Note Ser B 03-15-03 .................................................          13.500     B         5,000       5,712,500
  Showboat, Inc.,
   Sr Sub Note 08-01-09 ........................................................          13.000     B         3,000       3,480,000
  Station Casinos, Inc.,
   Sr Sub Note 03-15-06 ........................................................          10.125     B+        5,000       5,137,500
  Waterford Gaming LLC,
   Sr Note 11-15-03 ............................................................          12.750     B         4,729       5,249,190
                                                                                                                        ------------
                                                                                                                          58,322,579
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                              PAR  VALUE
                                                                                           INTEREST   CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                                          RATE     RATING*   OMITTED)    VALUE
-------------------                                                                        --------  --------   --------   --------
Machinery (0.26%)
  Clark Material Handling Co.,
   Gtd Sr Note 11-15-06 .............................................................        10.750%    B+      $2,000    $2,110,000
                                                                                                                          ----------
Manufacturing (1.01%)
  Coty, Inc.,
   Sr Sub Note 05-01-05 .............................................................        10.250     B+       4,000     4,270,000
  Scovill Fasteners, Inc.,
   Sr Note 11-30-07 (R) .............................................................        11.250     B        4,000     4,030,000
                                                                                                                          ----------
                                                                                                                           8,300,000
                                                                                                                          ----------
Media (8.27%)
  Adelphia Communications Corp.,
   Sr Note 10-01-02 .................................................................         9.250     B3       3,500     3,491,250
  American Telecasting, Inc.,
   Sr Disc Note Ser B, Step Coupon (14.50%, 08-15-00) 08-15-05 (A) ..................          Zero     CCC+     6,000     1,950,000
  Australis Media Ltd.,
   Unit (Sr Sub Disc Note & Warrant), Step Coupon (15.75% 05-15-00)
   (Australia) 05-15-03 (A), (Y) ....................................................          Zero     C        2,000       600,000
  Capstar Broadcasting Partners, Inc.,
   Sr Disc Note, Step Coupon (12.75%, 02-01-02) 02-01-09 (A) ........................          Zero     B-       2,750     1,980,000
  CF Cable TV, Inc.,
   Sr Note (Canada) 02-15-05 (Y) ....................................................        11.625     BBB-     2,000     2,269,140
  Citadel Broadcasting Co.,
   Sr Sub Note 07-01-07 (R) .........................................................        10.250     B-       2,000     2,140,000
  Comcast Corp.,
   Sr Sub Deb 01-15-08 ..............................................................         9.500     BB+      4,000     4,235,240
  Comcast UK Cable,
   Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
   (United Kingdom) 11-15-07 (A), (Y) ...............................................          Zero     B-       4,000     3,190,000
  Digital Television Services, Inc.,
   Gtd Sr Sub Note  08-01-07 (R) ....................................................        12.500     CCC      3,000     3,360,000
  Galaxy Telecom L.P.,
   Sr Sub Note 10-01-05 .............................................................        12.375     B-       5,000     5,412,500
  Garden State Newspapers, Inc.,
   Sr Sub Note 10-01-09 (R) .........................................................         8.750     B+       3,500     3,447,500
  Intermedia Capital Partners,
   Sr Note 08-01-06 .................................................................        11.250     B2       5,048     5,590,660
  Katz Media Corp.,
   Gtd Sr Sub Note 01-15-07 .........................................................        10.500     B2       3,000     3,307,500
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ....................................................        10.625     Ba3      1,250     1,375,737
  Marcus Cable Co., L.P.,
   Sr Disc Note, Step Coupon (14.25%, 6-15-00) 12-15-05 (A) .........................          Zero     Caa1     4,000     3,380,000
  Net Sat Servicos Ltda.,
   Sr Note (Brazil) 08-05-04 (Y) ....................................................        12.750     B2       4,000     3,400,000
  People's Choice TV Corp.,
   Unit (Sr Disc Note & Warrant), Step Coupon
   (13.125%, 06-01-00)  06-01-04 (A) ................................................          Zero     CCC+     2,000       780,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                              PAR  VALUE
                                                                                           INTEREST   CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                                          RATE     RATING*   OMITTED)    VALUE
-------------------                                                                        --------  --------   --------   --------
Media (continued)
  Radio One, Inc.,
   Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00) 05-15-04 (A) .................          7.000%    B       $2,000     $1,980,000
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ............................................         10.000     BB+      3,000      3,285,000
   Sr Sec Deb (Canada) 01-15-14# ..................................................          9.650     BB+      2,000      1,488,503
  Scandinavian Broadcasting System S.A.,
   Sub Deb (Luxembourg) 08-01-05 (Y) ..............................................          7.250     B        2,390      2,407,925
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ...........................................................         11.000     B3       2,785      2,993,875
  Sullivan Broadcasting,
   Sr Sub Note 12-15-05 ...........................................................         10.250     B-       3,000      3,195,000
  TeleWest Communications Plc,
   Sr Disc Deb, Step Coupon (11.00%, 10-01-01)
   (United Kingdom) 10-01-07 (A), (Y) .............................................           Zero     B+       4,000      3,050,000
                                                                                                                         -----------
                                                                                                                          68,309,830
                                                                                                                         -----------
Metal (1.60%)
  Centaur Mining & Exploration Ltd.,
   Gtd Sr Note (Australia) 12-01-07 (R), (Y) ......................................         11.000     B+       2,500      2,528,125
  Falcon Holdings Group LP,
   Sr Sub Note 09-15-03 ...........................................................         11.000     B        4,605      4,834,941
  GS Technologies Operating Co.,
   Sr Note 10-01-05 ...............................................................         12.250     B        2,000      2,240,000
  Kaiser Aluminum & Chemical Corp.,
   Sr Sub Note 02-01-03 ...........................................................         12.750     CCC+     3,388      3,625,160
                                                                                                                         -----------
                                                                                                                          13,228,226
                                                                                                                         -----------
Office (0.18%)
  United Stationer Supply,
   Sr Sub Note 05-01-05 ...........................................................         12.750     B-       1,334      1,517,425
                                                                                                                         -----------
Oil & Gas (2.69%)
  Canadian Forest Oil Ltd.,
   Sr Sub Note (Canada) 09-15-07 (R), (Y) .........................................          8.750     B        2,900      2,907,250
  Cliffs Drilling Co.,
   Gtd Sr Sec Note Ser B, 05-15-03 ................................................         10.250     B        2,250      2,435,625
  Comp Nav Perez Companc,
   Bond (Argentina) 01-30-04 (R), (Y) .............................................          9.000     Ba3      3,000      3,000,000
  Cross Timbers Oil Co.,
   Sr Sub Note 11-01-09 (R) .......................................................          8.750     B        1,500      1,515,000
  Dailey International, Inc.,
   Gtd Sr Note 08-15-07 (R) .......................................................          9.750     B+       1,000      1,040,000
  Falcon Drilling Co.,
   Sr Sub Note Ser B 03-15-05 .....................................................         12.500     B3       1,500      1,725,000
  HS Resources, Inc.,
   Sr Sub Note 11-15-06 ...........................................................          9.250     B        2,000      2,040,000
  Kelly Oil & Gas Partners Ltd.,
   Deb 04-01-00 ...................................................................          8.500     B-       1,100      1,084,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR  VALUE
                                                                                   INTEREST   CREDIT        (000s          MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*      OMITTED)        VALUE
-------------------                                                                --------  --------      --------       --------
Oil & Gas (continued)
  Parker Drilling Corp.,
   Gtd Sr Note Ser B 11-15-06 .........................................             9.750%       B1         $1,000        $1,075,000
  Petroleos Mexicanos,
   Bond (Mexico) 09-15-07 (Y) .........................................             8.850        Ba2         1,000           980,000
  Vintage Petroleum, Inc.,
   Sr Sub Note 12-15-05 ...............................................             9.000        B+          3,000         3,105,000
  Wainoco Oil Corp.,
   Sr Note 08-01-02 ...................................................            12.000        B-          1,272         1,329,240
                                                                                                                         -----------
                                                                                                                          22,236,990
                                                                                                                         -----------
Paper & Paper Products (0.93%)
  Copamex Industrias, S.A. de C.V.,
   Sr Note Ser B (Mexico) 04-30-04 (Y) ................................            11.375        B1          1,950         2,096,250
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 .........................................            12.000        B+          5,000         5,600,000
                                                                                                                         -----------
                                                                                                                           7,696,250
                                                                                                                         -----------
Printing - Commercial (0.78%)
  Goss Graphic Systems, Inc.,
   Sr Sub Note 10-15-06 ...............................................            12.000        B           3,000         3,382,500
  Sullivan Graphics, Inc.,
   Sr Sub Note 08-01-05 ...............................................            12.750        Caa1        3,000         3,060,000
                                                                                                                         -----------
                                                                                                                           6,442,500
                                                                                                                         -----------
Retail (0.72%)
  Friendly Ice Cream Corp.,
   Sr Note 12-01-07 ...................................................            10.500        B           1,250         1,251,919
  Kevco, Inc.,
   Sr Sub Note 12-07-07 (R) ...........................................            10.375        B-          2,000         2,000,850
  Southern Foods Group L.P.,
   Sr Sub Note 09-01-07 (R) ...........................................             9.875        B           1,400         1,456,000
  Supermercados Norte,
   Bond (Argentina) 02-09-04 (R), (Y) .................................            10.875        B1          1,300         1,228,500
                                                                                                                         -----------
                                                                                                                           5,937,269
                                                                                                                         -----------
Steel (2.01%)
  CSN Iron, S.A.,
   Gtd Note (Brazil) 06-01-07 (R), (Y) ................................             9.125        B1          4,000         3,340,000
  Gulf States Steel, Inc. of Alabama,
   1st Mtg 04-15-03 ...................................................            13.500        B1          4,000         4,020,000
  Haynes International, Inc.,
   Sr Note 09-01-04 ...................................................            11.625        B-          2,500         2,862,500
  IVACO, Inc.,
   Sr Note (Canada) 09-15-05 (Y) ......................................            11.500        B+          3,525         3,851,063
  Republic Engineered Steels, Inc.,
   1st Mtg 12-15-01 ...................................................             9.875        CCC+          688           660,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                           PAR  VALUE
                                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                                  --------    --------    --------     --------
Steel (continued)
  Sheffield Steel Corp,
   1st Mtg 12-01-05 (R) ....................................................          11.500%        B-       $1,875      $1,875,000
                                                                                                                         -----------
                                                                                                                          16,609,043
                                                                                                                         -----------
Telecommunications (15.45%)
  Advanced Radio Telecom Corp.,
   Unit (Sr Note & Warrants) 02-15-07 ......................................          14.000         Caa2      4,000       3,800,000
  American Communications Services, Inc.,
   Sr Note 07-15-07 (R) ....................................................          13.750         B
                                                                                                               6,000       6,840,000
  COLT Telecom Group Plc,
   Unit (Sr Disc Note & Warrant), Step Coupon
   (12.00%, 12-15-01) (United Kingdom) 12-15-06 (A), (Y) ...................            Zero         B         5,000       3,812,500
   Sr Note (United Kingdom) 11-30-07# ......................................          10.125         B         1,425       2,411,914
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%, 11-15-00)
   (Colombia) 11-15-03 (A), (Y) ............................................            Zero         B3        5,000       3,762,500
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon
   (10.625%, 11-01-02) 11-15-07 (A), (R) ...................................            Zero         B         2,800       1,677,236
  Echostar DBS Corp.,
   Gtd Sr Sec Note 07-01-00 (R) ............................................          12.500         B-        5,000       5,325,000
  Fonorola, Inc.,
   Gtd Sr Sec Note (Canada) 08-15-02 (Y) ...................................          12.500         BB-       4,000       4,500,000
  Globalstar L.P./Globalstar Capital Corp.,
   Sr Note 02-15-04 ........................................................          11.375         B         5,100       5,138,250
  Globo Communicacoes e Participacoes Ltda.,
   Bond (Brazil) 12-20-06 (R), (Y) .........................................          10.500         BB-       1,500       1,365,000
  GST Equipment Funding, Inc.,
   Sr Sec Note 05-01-07 ....................................................          13.250         B         5,000       5,750,000
  Innova S. de R.L.,
   Sr Note (Mexico) 04-01-07 (Y) ...........................................          12.875         B-        3,000       2,910,000
  Intercel, Inc.,
   Unit (Sr Discount Note & Warrant), Step Coupon
   (12.00%, 02-01-01) 02-01-06 (A) .........................................            Zero         B         4,100       2,952,000
  Intermedia Communications, Inc.,
   Sr Disc Note, Ser B, Step Coupon (11.25%, 07-01-02) 07-15-07 (A) ........            Zero         B         3,000       2,055,000
   Sr Disc Note, Step Coupon (12.50%, 05-15-01) 05-15-06 (A) ...............            Zero         B         3,000       2,325,000
  International Wireless Communications, Inc.,
   Sr Sec Disc Note 08-15-01 ...............................................            Zero         B-        3,000       1,650,000
  Ionica, Plc,
   Sr Disc Note, Step Coupon (15.00%, 05-01-02)
   (United Kingdom) 05-01-07 (A), (Y) ......................................            Zero         B         6,000       2,280,000
  Iridium LLC/Iridium Capital Corp.,
   Gtd Sr Note Ser A 07-15-05 ..............................................          13.000         B-        4,150       4,268,769
  McCaw International Ltd.,
   Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ...............            Zero         CCC       7,000       4,060,000
  Mcleodusa, Inc.,
   Sr Note 07-15-07 (R) ....................................................           9.250         B3        3,000       3,060,000
  Metronet Communications Corp.,
   Sr Disc Note, Step Coupon (10.75%, 11-01-02)
   (Canada) 11-01-07 (A), (R), (Y) .........................................            Zero         B         3,000       1,755,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                           PAR  VALUE
                                                                                       INTEREST   CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                      RATE     RATING*    OMITTED)      VALUE
-------------------                                                                    --------  --------    --------     --------
Telecommunications (continued)
   Unit (Sr Note & Warrant) (Canada) 08-15-07 (r), (Y) ............................     12.000%      B        $2,250     $2,542,500
  Microcell Telecommunications, Inc.,
   Sr Disc Note, Step Coupon (11.125%, 10-01-02)
   (Canada) 10-15-07 (A), (R)# ....................................................       Zero       B-        2,500        925,926
  Netia Holdings B.V.,
   Gtd Sr Note (Poland) 11-01-07 (R), (Y) .........................................     10.250       B         1,750      1,658,125
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%, 02-15-99) 08-15-04 (A) .......................       Zero       CCC       8,000      6,900,000
  Nextlink Communications, Inc.,
   Sr Note 10-01-07 ...............................................................      9.625       B         1,500      1,507,500
  Occidente Y Caribe Cellular SA,
   Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-01)
   (Colombia) 03-15-04 (A), (Y) ...................................................       Zero       B3        4,000      2,880,000
  Orion Network Systems, Inc.,
   Sr Note 01-15-07 ...............................................................     11.250       B2        5,000      5,650,000
  Paging Network Do Brasil,
   Unit (Sr Note & Non-Voting Class B Member Int)
   (Brazil) 06-06-05 (R), (Y) .....................................................     13.500       B         3,000      2,610,000
  PanAmSat International Systems, Inc.,
   Deb 04-15-05 ...................................................................     12.750       BBB+      2,376      2,899,015
  Qwest Communications International, Inc.,
   Sr Note Ser B 04-01-07 .........................................................     10.875       B+        4,410      4,961,250
  RCN Corp.,
   Sr Note 10-15-07 (R) ...........................................................     10.000       B3        4,600      4,611,500
  Sprint Spectrum L.P.,
   Sr Note 08-15-06 ...............................................................     11.000       B+        3,750      4,218,750
  Teleport Communications Group, Inc.,
   Sr Disc Note, Step Coupon (11.125%, 07-01-01) 07-01-07 (A) .....................       Zero       B+        4,000      3,170,000
  Teligent, Inc.,
   Sr Note 12-01-07 ...............................................................     11.500       CCC       2,650      2,636,538
  Videotron Holdings Plc,
   Sr Disc Note, Step Coupon (11.125% 07-01-99)
   (United Kingdom) 07-01-04 (A), (Y) .............................................       Zero       B+        4,000      3,780,880
  Winstar Communications, Inc.,
   Conv Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A) .................       Zero       Caa3      1,300      1,365,000
   Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A) ......................       Zero       Caa1      2,600      1,950,000
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ..........................................................     12.500       B3        1,400      1,526,000
                                                                                                                       ------------
                                                                                                                        127,491,153
                                                                                                                       ------------
Transport (0.62%)
  Greater Beijing First Expressways Ltd.,
   Sr Note (China) 06-15-04 (R), (Y) ..............................................      9.250       BB        2,500      2,237,500
  MRS Logistica S.A.,
   Bond Ser B (Brazil) 08-15-05 (R), (Y) ..........................................     10.625       B         2,000      1,845,000
  Northwest Airlines, Inc.,
   Sr Note 12-31-00 ...............................................................     12.092       BB-       1,028      1,049,009
                                                                                                                       ------------
                                                                                                                          5,131,509
                                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                          PAR  VALUE
                                                                                      INTEREST   CREDIT      (000s         MARKET
ISSUER, DESCRIPTION                                                                     RATE     RATING*    OMITTED)       VALUE
-------------------                                                                   --------  --------    --------      --------
Utilities (1.71%)
  Calpine Corp.,
   Sr Note 02-01-04 ........................................................            9.250%      BB-      $2,000       $2,050,000
  CE Casecnan Water & Energy Co., Inc.,
   Sr Note Ser A (Philippines) 11-15-05 (Y) ................................           11.450       BB        2,000        2,060,000
  Espirito Santo - Escelsa,
   Sr Note (Brazil) 07-15-07 (R), (Y) ......................................           10.000       BB-       2,750        2,502,500
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ......................................................           11.750       B         2,000        2,391,060
   Deb Ser B 07-23-06 ......................................................           13.250       B         4,000        5,114,760
                                                                                                                         -----------
                                                                                                                          14,118,320
                                                                                                                         -----------
                                                                                            TOTAL BONDS
                                                                                     (Cost $725,992,141)     (89.70%)   $740,623,867
                                                                                                             -------    ------------

                                                                                                       NUMBER OF
                                                                                                         SHARES             MARKET
ISSUER, DESCRIPTION                                                                                    OR WARRANTS           VALUE
-------------------                                                                                    -----------         ---------
COMMON  AND PREFERRED STOCKS AND WARRANTS
   Advanced Radio Telecom Corp., Warrant** ...................................................            60,000             769,200
   American Radio Systems Corp., 11.375%, Ser B, Preferred Stock .............................            47,376           5,685,120
   American Telecasting, Inc., Warrant** .....................................................             4,000                 400
   AVI Holdings, Inc., Warrant (R)** .........................................................             1,500               7,500
   California Federal Bank 10.625% Ser B, Preferred Stock ....................................             6,667             721,703
   California Federal Bank 11.50%, Preferred Stock ...........................................             5,000             565,625
   Capstar Broadcasting Partners, Inc., 12.00%, Preferred Stock ..............................            13,400           1,366,800
   Chancellor Media Corp., 12.00%, Preferred Stock ...........................................            10,588           1,244,090
   Chancellor Media Corp., 7.00%, Convertible, Preferred Stock ...............................            20,000           1,750,000
   Comunicacion Celular S.A. Warrant (Colombia) (Y)** ........................................            50,000             300,000
   Core Cap, Inc., Common Stock** ............................................................            45,000             900,000
   Core Cap, Inc., Preferred Stock ...........................................................            45,000           1,125,000
   Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
     9.50% Ser DTC Preferred Stock (France) (R),(Y) ..........................................           100,000           2,625,000
   Decorative Home Accents, Inc., Common Stock** .............................................             1,000                  10
   Earthwatch, Inc., 12.00% Ser C Conv Preferred Stock (R) ...................................           200,000           2,000,000
   EchoStar Communications Corp., 12.125%, Preferred Stock (R) ...............................             1,000           1,025,000
   Finlay Enterprises, Inc., Common Stock** ..................................................             4,000              86,000
   Granite Broadcasting Corp., 12.75%, Preferred Stock .......................................            42,550           4,372,013
   ICF Kaiser International Inc., Warrant (r)** ..............................................            12,000               6,000
   ICG Holdings, Inc., 14.00% Preferred Stock ................................................             2,143           2,432,305
   Intermedia Communications, Inc., 13.50%, Ser B, Preferred Stock ...........................             1,617           1,923,974
   Intermedia Communications, Inc., Common Stock** ...........................................            15,000             744,375
   International Wireless Inc., Warrant** ....................................................             3,000                  30
   Ionica, Plc, Warrant (United Kingdom)# ** .................................................             6,000                   0
   Ionica, Plc, Warrant (United Kingdom) (R)# ** .............................................             8,500             977,500
   IRT Property Co., Real Estate Investment Trust (REIT) .....................................            75,000             904,688

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund


                                                                                                       NUMBER OF
                                                                                                         SHARES             MARKET
ISSUER, DESCRIPTION                                                                                    OR WARRANTS           VALUE
-------------------                                                                                    -----------         ---------
COMMON  AND PREFERRED STOCKS AND WARRANTS (continued)
   Kelley Oil & Gas Corp., $2.625, Preferred Stock ................................................         40,000          $900,000
   Lasmo Plc, 10.00%, Ser A, American Depositary Shares (ADS),
     Preferred Stock (United Kingdom) (Y) .........................................................         50,000         1,328,100
   Maxus Energy Corp., $2.50, Preferred Stock .....................................................         40,000         1,022,480
   McCaw International Ltd., Warrant** ............................................................          7,000             8,750
   Nextel Communications Inc., 13.00%, Preferred Stock (R) ........................................          2,060         2,276,300
   Nextel Communications, Inc. (Class A), Common Stock** ..........................................         12,394           312,948
   Nextlink Communications, Inc., Warrant  (R)** ..................................................         30,000                 0
   Nextlink Communications Inc., 14.00%, Preferred Stock ..........................................         93,819         5,629,140
   Northwest Airlines Corp. (Class A), Common Stock** .............................................        140,000         5,810,000
   NTL, Inc., 13.00%, Ser B, Preferred Stock ......................................................          3,164         3,575,320
   Orion Network Systems, Inc., Warrant** .........................................................          5,000            50,000
   PG&E Corp., Common Stock .......................................................................         25,622           723,821
   Powertel, Inc., Warrant** ......................................................................          2,880            17,280
   Qualcomm Financial Trust, 5.75%, Preferred Stock ...............................................         60,000         3,337,500
   Quantas Airways Ltd., (ADS), Common Stock (Australia) (R), (Y) .................................         13,800           254,003
   RCN Corp., Common Stock** ......................................................................         20,000           645,000
   Renaissance Cosmetics, Warrant** ...............................................................          4,000            80,000
   Rite Aid Corp., Common Stock ...................................................................          7,410           487,207
   SFX Broadcasting, Inc., 6.50% Ser D Conv Preferred Stock (R) ...................................         25,000         2,059,375
   SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock ........................................          9,000         1,053,000
   Station Casinos, Inc., 7.00% Conv Preferred Stock ..............................................          5,000           202,500
   Time Warner, Inc., 10.25% Series M Preferred Stock .............................................          3,476         3,962,461
   TLC Beatrice International Holdings, (Class A), Common Stock (r)** .............................         20,000         1,040,000
   Valero Energy Corp., Common Stock ..............................................................         46,250         1,451,094
                                                                                                                          ----------
                                                     TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                                 (Cost $56,495,485)          (8.21%)      67,758,612
                                                                                                             ------       ----------

                                                                                                           PAR  VALUE
                                                                                                 INTEREST     (000s        MARKET
ISSUER, DESCRIPTION                                                                                RATE      OMITTED)      VALUE
-------------------                                                                             ----------  ----------   ---------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.17%)
  Investment in a joint repurchase agreement transaction with Swiss Bank Corp.
   Dated 11-28-97, Due 12-01-97 (Secured by U.S. Treasury Note, 7.75%, Due
   12-31-99 and U.S. Treasury Bonds, 6.50% thru 11.25%, Due 02-15-15 thru
   11-15-26) Note A ..................................................................             5.670%     $1,371      $1,371,000
                                                                                                                        ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account Current Rate 4.95% .................................                                        58,611
                                                                                                                        ------------

                                                                            TOTAL SHORT-TERM INVESTMENTS       (0.17%)     1,429,611
                                                                                                          ------------  ------------
                                                                                       TOTAL INVESTMENTS      (98.08%)  $809,812,090
                                                                                                          ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

# Par value of foreign bonds and shares outstanding of common shares are expressed in local currency, as shown parenthetically in security description.

## Parenthetical disclosure of a foreign country in the security description represents country of local currency; par value is expressed in local currency.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $137,066,524 or 16.60% of the Fund's net assets as of November 30, 1997.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:

                                                                                                    MARKET
                                                                                                   VALUE AS A
                                                                                                   PERCENTAGE         MARKET
                                                                      ACQUISITION    ACQUISITION   OF FUND'S         VALUE AT
                                                                          DATE          COSTS      NET ASSETS    NOVEMBER 30, 1997
                                                                     -------------  ------------  ------------   -----------------
ICF Kaiser International Inc., Warrant ............................... 01-04-94         $15,000        0.00%            $6,000
TLC Beatrice International Holdings (Class A), Common Stock .......... 11-25-87       1,006,000        0.13          1,040,000
Metronet Communications Corp., Unit (Sr Note & Warrant) .............. 07-18-97       2,250,000        0.31          2,542,500
Teletrac, Inc., Unit (Sr Note & Warrant) ............................. 07-31-97       2,025,000        0.25          2,070,000

* Credit Ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**    Non-income producing security.

*** U.S. Treasury Bonds with a value of $2,685,620 owned by the fund were segregated as margin deposits for future contracts at November 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 1997 assigned to country categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                          --------------
   Argentina ......................................................    0.86%
   Australia ......................................................    4.82
   Brazil .........................................................    2.91
   Canada .........................................................    3.25
   China ..........................................................    0.42
   Colombia .......................................................    0.84
   Croatia ........................................................    0.60
   France .........................................................    0.32
   Germany ........................................................    0.95
   Luxembourg .....................................................    0.29
   Mexico .........................................................    1.30
   New Zealand ....................................................    3.80
   Philippines ....................................................    0.25
   Poland .........................................................    0.20
   South Africa ...................................................    1.92
   United Kingdom .................................................    7.18
   United States ..................................................   68.17
                                                                     ------
                                                 TOTAL INVESTMENTS    98.08%
                                                                     ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
QUALITY DISTRIBUTION                                               NET ASSETS
--------------------                                             --------------
   AAA ............................................................  30.64%
   AA .............................................................   0.72
   BBB ............................................................   2.28
   BB .............................................................   7.18
   B ..............................................................  43.24
   CCC ............................................................   5.57
   C ..............................................................   0.07
                                                                    ------
                                                        TOTAL BONDS  89.70%
                                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

(UNAUDITED)

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series of portfolios: John Hancock Strategic Income Fund (the "Fund") and John Hancock Sovereign U.S. Government Income Fund. The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to Federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes. The Fund has $29,587,682 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows:
May 31, 1999 -- $8,553,157, May 31, 2002 -- $454,810, May 31, 2003 --
$20,312,807 and May 31, 2004 -- $266,908. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distribu-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

tions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the period ended November 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   Open foreign currency forward contracts at November 30, 1997 were as follows:

                                                                    UNREALIZED
                                  PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION
CURRENCY                        COVERED BY CONTRACT      MONTH    (DEPRECIATION)
--------                        -------------------      -----    --------------
BUYS
DEUTSCHE MARK                        42,447,000          DEC 97        $104,941
                                                                     ==========
SELLS
AUSTRALIAN DOLLAR                    81,480,000          DEC 97      $1,909,865
BRITISH POUND STERLING               14,736,000          DEC 97      (1,145,629)
DEUTSCHE MARK                        42,447,000          DEC 97        (570,399)
NEW ZEALAND DOLLAR                   28,427,000          JAN 98         595,406
                                                                     ----------

                                                                       $789,243
                                                                     ==========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At November 30, 1997, open positions in financial futures contracts were as follows:
                                                               UNREALIZED
EXPIRATION    OPEN CONTRACTS                POSITION          APPRECIATION
----------    --------------                --------          ------------
MAR 98        800 U.S. TREASURY BONDS         LONG              $374,750
                                                                ========

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended November 30, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000, and (e)
0.30% of the Fund's average daily net asset value in excess of $650,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $962,509. Out of this amount, $113,792 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $454,003 was paid as sales commissions to unrelated broker-dealers and $394,714 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $405,981.

   In addition, to reimburse JH Funds for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the JH Funds for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays a transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,524.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1997, aggregated $491,502,973 and $384,273,626, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $116,867,055 and $151,529,344, respectively, during the period ended November 30, 1997.

   The cost of investments owned at November 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $783,858,626. Gross unrealized appreciation and depreciation of investments aggregated $42,508,638 and $16,613,785, respectively, resulting in net unrealized appreciation of $25,894,853.

======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

================================================================================

                                                              ----------------
       JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                           Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                     910SA 11/97
                                                                            1/98